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                                                               Exhibit (g)(3)(i)

[ING FUNDS LOGO]

December 20, 2006

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined International SmallCap Fund, a series of ING Mutual Funds, effective December 20, 2006, (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated October 12, 2006.

     The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING MidCap Value Choice Fund to ING Value Choice Fund, ING FMR(SM) Earnings Growth Portfolio to ING FMR(SM) Large Cap Growth Portfolio, ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio, ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, and ING Equity Income Fund to ING Growth and Income Fund and 2) by the removal of ING Eagle Asset Capital Appreciation Portfolio and ING VP LargeCap Growth Portfolio, as these funds recently merged into other funds, and ING FMR(SM) Equity Income Portfolio, ING FMR(SM) Small Cap Equity Portfolio and ING Pioneer Equity Income Portfolio, as these funds did not launch as originally anticipated.

     Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,


                                        /s/ Robert S. Naka
                                        --------------------------
                                        Robert S. Naka
                                        Executive Vice President
                                        ING Mutual Funds


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ William R. Kelly
       --------------------------------------
Name:  William R. Kelley
Title: Managing Director, Duly Authorized


7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000                ING Mutual Funds
Scottsdale, AZ 85258-2034      Fax: 480-477-2700
                                www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING EQUITY TRUST
ING Disciplined LargeCap Fund                                   464742
ING Fundamental Research Fund                                   464290
ING Index Plus LargeCap Equity Fund                              TBD
ING LargeCap Growth Fund                                        464733
ING LargeCap Value Fund                                         454702
ING MidCap Opportunities Fund                                   464741
ING MidCap Value Fund                                           464735
ING Opportunistic LargeCap Fund                                 464288
ING Real Estate Fund                                            464746
ING SmallCap Opportunities Fund                                 464743
ING SmallCap Value Choice Fund                                  464788
ING SmallCap Value Fund                                         464736
ING Value Choice Fund                                           464786

ING FUNDS TRUST
ING Classic Money Market Fund                                   464008
ING High Yield Bond Fund                                        464010
ING Institutional Prime Money Market Fund                       464048
ING Intermediate Bond Fund                                      464006
ING National Tax-Exempt Bond Fund                               464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND         464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                               464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                  058102
ING American Funds Growth Portfolio                             464755
ING American Funds Growth-Income Portfolio                      464753
ING American Funds International Portfolio                      464761
ING BlackRock Large Cap Growth Portfolio                        279607
ING BlackRock Large Cap Value Portfolio                         279608
ING Capital Guardian Small/Mid Cap Portfolio                    058093
ING Capital Guardian U.S. Equities Portfolio                    058221
ING Disciplined Small Cap Value Portfolio                       464711

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING INVESTORS TRUST (CONT.)
ING EquitiesPlus Portfolio                                      464777
ING Evergreen Health Sciences Portfolio                         464704
ING Evergreen Omega Portfolio                                   464706
ING FMR(SM) Diversified Mid Cap Portfolio                    058404/279603
ING FMR(SM) Large Cap Growth Portfolio                          464572
ING FMR(SM) Mid Cap Growth Portfolio                            058098
ING Franklin Income Portfolio                                   464703
ING Global Real Estate Portfolio                                464280
ING Global Resources Portfolio                                  058085
ING Global Technology Portfolio                                 158090
ING International Portfolio                                     279604
ING Janus Contrarian Portfolio                               058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                  058096
ING JPMorgan Small Cap Core Equity Portfolio                    279610
ING JPMorgan Value Opportunities Portfolio                      464582
ING Julius Baer Foreign Portfolio                               279606
ING Legg Mason Partners All Cap Portfolio                       058114
ING Legg Mason Value Portfolio                               058400/279600
ING LifeStyle Aggressive Growth Portfolio                       464998
ING LifeStyle Growth Portfolio                                  464996
ING LifeStyle Moderate Growth Portfolio                         464994
ING LifeStyle Moderate Portfolio                                464992
ING Limited Maturity Bond Portfolio                             058082
ING Liquid Assets Portfolio                                     058081
ING Lord Abbett Affiliated Portfolio                            058220
ING MarketPro Portfolio                                         464910
ING MarketSyle Growth Portfolio                                 464926
ING MarketStyle Moderate Growth Portfolio                       464922
ING MarketStyle Moderate Portfolio                              464934
ING Marsico Growth Portfolio                                    058101
ING Marsico International Opportunities Portfolio               464576
ING MFS Total Return Portfolio                                  058100
ING MFS Utilities Portfolio                                     464584
ING Oppenheimer Main Street Portfolio(R)                        058099
ING PIMCO Core Bond Portfolio                                   058103
ING PIMCO High Yield Portfolio                                  464018
ING Pioneer Fund Portfolio                                      464578
ING Pioneer Mid Cap Value Portfolio                             464580
ING Stock Index Portfolio                                       464701
ING T. Rowe Price Capital Appreciation Portfolio                058084
ING T. Rowe Price Equity Income Portfolio                       058087
ING Templeton Global Growth Portfolio                           058095

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING INVESTORS TRUST (CONT.)
ING UBS U.S. Allocation Portfolio                            058402/279602
ING Van Kampen Equity Growth Portfolio                          279609
ING Van Kampen Global Franchise Portfolio                       279605
ING Van Kampen Growth and Income Portfolio                      058090
ING Van Kampen Real Estate Portfolio                            058086
ING VP Index Plus International Equity Portfolio                464492
ING Wells Fargo Mid Cap Disciplined Portfolio                   058088
ING Wells Fargo Small Cap Disciplined Portfolio                 464795

ING MAYFLOWER TRUST
ING International Value Fund                                    464212

ING MUTUAL FUNDS
ING Disciplined International SmallCap Fund                     464294
ING Diversified International Fund                              464292
ING Emerging Countries Fund                                     464214
ING Emerging Markets Fixed Income Fund                          464296
ING Foreign Fund                                                464202
ING Global Bond Fund                                            464773
ING Global Equity Dividend Fund                                 464751
ING Global Natural Resources Fund                               464210
ING Global Real Estate Fund                                     464220
ING Global Value Choice Fund                                    464218
ING Greater China Fund                                          464286
ING Index Plus International Equity Fund                        464282
ING International Capital Appreciation Fund                     464282
ING International Fund                                          464206
ING International Real Estate Fund                              464298
ING International SmallCap Fund                                 464216
ING International Value Choice Fund                             464278
ING Russia Fund                                                 464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio              464544
ING American Century Select Portfolio                           464532
ING American Century Small-Mid Cap Value Portfolio              464502
ING Baron Asset Portfolio                                       464556
ING Baron Small Cap Growth Portfolio                            464504
ING Columbia Small Cap Value II Portfolio                       464785
ING Davis Venture Value Portfolio                               464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                     464564
ING Fidelity(R) VIP Equity-Income Portfolio                     464568
ING Fidelity(R) VIP Growth Portfolio                            464570

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING PARTNERS, INC. (CONT.)
ING Fidelity(R) VIP Mid Cap Portfolio                           464566
ING Fundamental Research Portfolio                              464538
ING Goldman Sachs(R) Capital Growth Portfolio                   464540
ING Goldman Sachs(R) Structured Equity Portfolio                464514
ING JPMorgan International Portfolio                            464528
ING JPMorgan Mid Cap Value Portfolio                            464506
ING Legg Mason Partners Aggressive Growth Portfolio             464518
ING Legg Mason Partners Large Cap Growth Portfolio              464516
ING Lord Abbett U.S. Government Securities Portfolio            464036
ING Neuberger Berman Partners Portfolio                         464598
ING Neuberger Berman Regency Portfolio                          464774
ING OpCap Balanced Value Portfolio                              464542
ING Oppenheimer Global Portfolio                                464508
ING Oppenheimer Strategic Income Portfolio                      464548
ING PIMCO Total Return Portfolio                                464510
ING Pioneer High Yield Portfolio                                464032
ING Solution 2015 Portfolio                                     464590
ING Solution 2025 Portfolio                                     464594
ING Solution 2035 Portfolio                                     464596
ING Solution 2045 Portfolio                                     464574
ING Solution Income Portfolio                                   464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio          464534
ING T. Rowe Price Growth Equity Portfolio                       464530
ING Templeton Foreign Equity Portfolio                          464200
ING Thornburg Value Portfolio                                   464522
ING UBS U.S. Large Cap Equity Portfolio                         464520
ING UBS U.S. Small Cap Growth Portfolio                         464533
ING Van Kampen Comstock Portfolio                               464512
ING Van Kampen Equity and Income Portfolio                      464536

ING RISK MANAGED NATURAL RESOURCES FUND                         464763

ING SERIES FUND, INC.
Brokerage Cash Reserves                                         464062
ING 130/30 Fundamental Research Fund                            464599
ING Aeltus Money Market Fund                                    464064
ING Balanced Fund                                               464764
ING Global Science and Technology Fund                          464750
ING Growth and Income Fund                                      464723
ING Growth Fund                                                 464762
ING Index Plus LargeCap Fund                                    464726
ING Index Plus MidCap Fund                                      464727
ING Index Plus SmallCap Fund                                    464725

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING SERIES FUND, INC. (CONT.)
ING International Growth Fund                                     464204
ING Small Company Fund                                            464729
ING Strategic Allocation Conservative Fund                        464722
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Moderate Fund                            464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                464420
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Moderate Portfolio                    464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408
ING VP Index Plus SmallCap Portfolio                              464410
ING VP International Equity Portfolio                             464460
ING VP Small Company Portfolio                                    464414
ING VP Value Opportunity Portfolio                                464424

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                               464449
ING VP High Yield Bond Portfolio                                  464432
ING VP International Value Portfolio                              464464
ING VP MidCap Opportunities Portfolio                             464444
ING VP Real Estate Portfolio                                      464747
ING VP SmallCap Opportunities Portfolio                           464450

ING VP BALANCED PORTFOLIO, INC.                                   464428

ING VP INTERMEDIATE BOND PORTFOLIO                                464400

ING VP MONEY MARKET PORTFOLIO                                     464412


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